UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22704

CAMBRIA ETF TRUST
 (Exact name of registrant as specified in charter)
________

2321 Rosecrans Avenue
Suite 3225
El Segundo, CA 90245
(Address of principal executive offices) (Zip code)

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, DE 19808
 (Name and address of agent for service)

With a Copy to:
Stacy L. Fuller
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Registrant’s telephone number, including area code: 1-310-683-5500

Date of fiscal year end: April 30

Date of reporting period: April 30, 2015

EXPLANATORY NOTE

The following change was made within Item 1 of the April 30, 2015 Cambria ETF Trust Form N-CSR/A Filing.

The Approval of Advisory Agreements & Board Considerations was updated to include a  conclusion paragraph as well as disclosure for the Cambria Global Asset Allocation ETF and the Cambria Global Momentum ETF.

Item 1. Reports to Stockholders.

Cambria Shareholder Yield ETF (SYLD)
Cambria Foreign Shareholder Yield ETF (FYLD)
Cambria Global Value ETF (GVAL)
Cambria Global Momentum ETF (GMOM)
 Cambria Global Asset Allocation (GAA)

Annual Report

April 30, 2015

Cambria Investment Management
Table of Contents

Manager’s Discussion and Analysis of Fund Performance (Unaudited)	2
Schedules of Investments
Cambria Shareholder Yield ETF	11
Cambria Foreign Shareholder Yield ETF	13
Cambria Global Value ETF	16
Cambria Global Momentum ETF	19
Cambria Global Asset Allocation ETF	20
Statements of Assets and Liabilities	21
Statements of Operations	23
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	28
Report of Independent Registered Public Accountants	37
Disclosure of Fund Expenses	38
Trustees and Officers of the Cambria ETF Trust	40
Board Consideration of the Investment Advisory Agreement	42
Notice to Shareholders	48
Supplemental Information	49

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Cambria Investment Management L.P., the Funds’ investment advisor, uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (855)-383-4636; and (ii) on the Commission’s website at www.sec.gov.

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance
(Unaudited)

Dear Shareholder:

We are pleased to present the following annual report for the Cambria ETF Trust.

•	SYLD

The Trust launched its first series, the Cambria Shareholder Yield ETF (“SYLD”) on May 13, 2013. SYLD seeks income and capital appreciation with an emphasis on income from investments in the U.S. equity market. For the three month quarter ended April 30, 2015, SYLD posted a gain of 3.91%. For the 12 month period ending April 30, 2015, SYLD gained 9.92%. For the period since inception through April 30, 2015, SYLD gained 33.89%.

We believe that the S&P 500 serves as a suitable benchmark for SYLD. The table below shows the performance of the Fund vs. the S&P 500 (a) since inception of SYLD through April 30, 2015, (b) for 12 months ending April 30, 2015, and (c) for the quarter ended April 30, 2015.

	Vs Benchmark
	SYLD	S&P 500
Returns Since Inception	33.89%	32.88%
12 Months Ended 4/30/2015	9.92%	12.98%
3 Months Ended 4/30/2015	3.91%	5.07%

•	FYLD

The Trust’s next series, the Cambria Foreign Shareholder Yield ETF (“FYLD”) launched on December 2, 2013. FYLD seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Foreign Shareholder Yield Index (the ‘‘FYLD Index’’). For the three-month quarter ended April 30, 2015, FYLD posted a gain of 7.01%. For the 12 month period ended April 30, 2015, FYLD posted a loss of 6.67%. From the fund’s launch date through April 30, 2015, FYLD posted a loss of 0.18%.

We believe that the MSCI EAFE Index serves as a suitable benchmark for FYLD. The table below shows the performance of the Fund vs. the MSCI EAFE Index (a) since inception of FYLD through April 30, 2015, (b) for 12 months ending April 30, 2015, and (c) for the quarter ended April 30, 2015.

	Vs Benchmark
	FYLD	MSCI EAFE
Returns Since Inception	-0.18%	6.79%
12 Months Ended 4/30/2015	-6.67%	2.10%
3 Months Ended 4/30/2015	7.01%	8.83%

•	GVAL

The trust’s third series, the Cambria Global Value ETF (“GVAL”), launched on March 11, 2014, GVAL seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Global Value Index (the “GVAL Index”). For the three-month quarter ended April 30, 2015, GVAL posted a gain of 14.30%. For the 12 month period ended April 30, 2015, GVAL posted a loss of 13.29%. For the period from launch through April 30, 2015, the Fund posted a 10.76% loss.

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance
(Unaudited) (Continued)

We believe that the MSCI ACWI Index serves as a suitable benchmark for GVAL. The table below shows the performance of GVAL vs. the ACWI Index (a) since inception of GVAL through April 30, 2015, (b) the 12-month period ended April 30, 2015, and (c) for the quarter ended April 30, 2015.

	Vs Benchmark
	GVAL	MSCI ACWI
Returns Since Inception	-10.76%	9.87%
12 Months Ended 4/30/2015	-13.29%	8.01%
3 Months Ended 4/30/2015	14.30%	7.11%

•	GMOM

The Cambria Global Momentum ETF (“GMOM”) launched on November 4, 2014 at $25.00 per share. GMOM seeks income and capital appreciation with an emphasis on income from investments in global asset classes. For the three-month quarter ended April 30, 2015, GMOM posted a loss of 1.37%. From the period from inception through April 30, 2015, GMOM posted a gain of 2.76%.

We believe that the suitable benchmark for GMOM is composed of 60% SPTR (S&P 500 Total Return Index) and 40% Citigroup 10 Year Treasury Index and, at the end of the fund’s first complete calendar year, intend to identify this formulation in the prospectus as an appropriate broad-based benchmark for GMOM. We believe the “60-40” portfolio is a suitable benchmark for GMOM because “60-40” is the precursor to most modern asset allocation strategies. The benchmark has long been used by academia and practitioners alike as a guidepost in which to compare broad asset allocation strategies. The table below shows the performance of GMOM vs. the benchmark for the quarter ended April 30, 2015 and from the fund’s inception date through April 30, 2015.

	Vs Benchmark
	GMOM	60/40 Benchmark	S&P 500	Citi 10-Y Treasury Index
Returns Since Inception	2.76%	4.30%	4.41%	3.71%
3 Months Ended 4/30/2015	-1.37%	1.96%	5.07%	-2.75%

•	GAA

The Cambria Global Asset Allocation ETF (“GAA”) launched on December 10, 2014 at $25.00 per share. GAA seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Global Asset Allocation Index (the “GAA Index”). For the three-month quarter ended April 30, 2015, GAA posted a gain of 3.15%. From the fund’s inception through April 30, 2015, GAA also posted a gain of 2.58%.

We believe that the suitable benchmark for GMOM is composed of 60% SPTR (S&P 500 Total Return Index) and 40% Citigroup 10 Year Treasury Index and, at the end of the fund’s first complete calendar year, intend to identify the this formulation in the prospectus as an appropriate broad-based benchmark for GAA. We believe the “60-40” portfolio is a suitable benchmark for GAA because “60-40” is the precursor to most modern asset allocation strategies. The benchmark has long been used by academia and practitioners alike as a comparison to broad asset allocation strategies. The table below shows the performance of GAA vs. the benchmark for the quarter ended April 30, 2015 and from the fund’s inception date through April 30, 2015.

	Vs Benchmark
	GAA	60/40 Benchmark	S&P 500	Citi 10-Y Treasury Index
Returns Since Inception	2.58%	2.29%	1.99%	2.33%
3 Months Ended 4/30/2015	3.15%	1.96%	5.07%	-2.75%

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance
(Unaudited) (Continued)

Additional Commentary on Funds’ Performance

With respect to SYLD, Southwest Airlines and O’Reilly Automotive were the top contributors to the fund’s positive performance. For twelve months ending April 30, 2015, Southwest and O’Reilly Automotive were up 69% and 46.4% respectively. Chesapeake Granite Washington Trust and Smith & Wesson Holding Corp. were the most significant drags on performance, returning -43% and -36% respectively.

SYLD seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities that provide a high “shareholder yield.” Cambria views equity securities as providing a high shareholder yield if they exhibit strong cash flows, as reflected by their payment of dividends to shareholders and their return of capital to shareholders in other forms, such as through net stock buybacks and net debt paydown. These metrics generally result in the Fund’s portfolio holding value stocks (as opposed to growth stocks). For the twelve months ending April 30, 2015, SYLD underperformed the S&P 500 by 3.06%. During the same period, the Russell 1000 Growth Index outperformed the Russell 1000 Value index by 7.35%. Chief drivers of underperformance were underweights in Technology, Healthcare, Energy and Utilities. A significant overweight in Financials also contributed to underperformance. Between inception and April 30, 2015, SYLD outperformed the S&P 500 Index by 1.01%. Over-weights in Consumer, Cyclical, Financials, Industrials, and Materials and a slight underweight in Telecommunications contributed to outperformance.

With regard to FYLD, Metro Inc. and Kyudenko Corp. were the fund’s top performers. For twelve months ending April 30, 2015, Metro Inc. and Kyudenko Corp. were up 41.7% and 27.5% respectively. BC Iron Ltd. and Kvaerner ASA were the largest detractors, returning -90.4% and -50.2% respectively.

For twelve months ending April 30, 2015, FYLD underperformed MSCI EAFE TR Index by 8.77%. There are a few explanations for this underperformance. Here, we focus on strategy, country, sector, and currency allocations as underlying the underperformance. With respect to strategy, FYLD seeks to achieve its investment objective by investing at least 80% of its assets in the components of the Cambria Foreign Shareholder Yield Index, and the Index identifies the 100 issuers in the relevant universe that have exhibited, in the aggregate, the strongest cash flows, the highest dividends paid to shareholders, and net stock buybacks and debt paydown. These metrics generally result in the Fund’s portfolio holding value stocks (as opposed to growth stocks). During the twelve months ending April 30, 2015, the MSCI EAFE TR Growth Index outperformed the MSCI EAFE TR Value Index by 4.87%. With respect to country allocations, over-weights in Australia, Norway, Finland, and Canada; combined with underweight in Japan, United Kingdom, Italy, and Hong Kong contributed to underperformance. Similarly, over-weights in Consumer Discretionary, Energy, Materials, and Industrials; combined with underweights in Healthcare, Consumer Staples contributed to underperformance. Third, large exposure to the Australian Dollar, Norwegian Krone, Danish Krone, and Canadian Dollar; combined with under-exposure to the Japanese Yen, Hong Kong Dollar, and the Euro contributed to underperformance.

As for GVAL, Severstal PAO and JBS SA made the biggest contribution to the fund’s performance. For twelve months ending April 30, 2015, Severstal PAO and JBS SA were up 85.7% and 50.9% respectively. Cimpor Cimentos De Portugal and CIA de Bebidas were the biggest dark spots, returning -65.6 and -26% respectively.

For twelve months ending April 30, 2015, GVAL underperformed the MSCI ACWI TR Index by 21.3%. The chief drivers of this underperformance were a function of the Fund’s strategy, sector and country allocations. With respect to the Fund’s sector allocations, over-weights in Financials, Utilities, and Energy; combined with underweights in Consumer, Non-cyclical, Telecommunications, and Industrials. Analyzing country allocations, we find that underweights in United States, Japan, and China; combined with over-weights in Portugal, Brazil, Greece, and Austria contributed to underperformance. With respect to the Fund’s strategy, GVAL seeks to achieve its investment objective by investing at least 80% of its assets in the components of the Cambria Global Value Index. The GVAL index is a quantitative, value-oriented stock selection methodology that selects up to 11 countries trading at long-term discount (relative to other countries’ equity markets). Within the selected countries, the model then selects stocks trading at most attractive valuations, i.e., value stocks. Such a strategy will face headwinds during growth periods, and will likely underperform. For the period between GVAL’s inception and April 30, 2015, the MSCI ACWI

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance
(Unaudited) (Concluded)

Growth Index significantly outperformed the MSCI ACWI Value Index by 5.67%. The underperformance of the GVAL Index does not necessarily signify shortcomings of the underlying quantitative methodology, but underscores the fact that in times of brisk positive equity performance, such a strategy, especially an equal weighted portfolio, will underperform traditional capitalization-weighted portfolios.

With respect to GMOM, Vanguard FTSE Emerging Markets ETF and Vanguard Global ex-US Real Estate ETF were the top bright spots in the fund’s positive performance since inception, returning 17% and 13.4% respectively. Vanguard Extended Duration Treasuries ETF and iShares 20+ Year Treasury Bond Fund were the largest detractors, returning -1.82% and -0.48% respectively.

For three months ended April 30, 2015, GMOM returned -1.37%. The main drivers of this negative performance were significant positions in long US treasuries and REITs. During this period, long US treasuries and REITs produced negative returns. The Fund held the Vanguard Extended Duration Treasuries Fund, the iShares 20+ Year Treasury Fund, the iShares Residential Real Estate Fund, and the Vanguard REIT ETF.

Finally, as for GAA, the Vanguard FTSE Emerging Markets ETF and Vanguard FTSE Developed ETF were the top holdings contributing to the Fund’s positive performance, returning 17% and 11.5% respectively. The iShares Cohen & Steers REIT ETF and United States Commodity Index Fund were the biggest disappointments, returning -5.9% and -4.6% respectively.

For three months ending April 30, 2015, GAA returned 3.15%. The fund held significant positions in long US treasuries and REITs funds – two asset classes which underperformed the US equity market. Between inception and April 30, 2015, the Fund returned 2.58%. The Fund held significant positions in REITs, commodities, and long US treasuries. All these asset classes underperformed the US equity markets.

Each of GMOM and GAA are designed to provide for an investor’s portfolio a stand-alone, fully diversified investment. Thus, the performance of each of them is expected to be moderate under most market conditions, and the performance of each of them is in line with Cambria’s expectations.

In general, we believe market conditions have been favorable for US and foreign equities. We further believe that US equities may currently be trading at prices that above their fair valuation — although not in “bubble” territory. Nevertheless, we expect valuations to be a headwind in the years ahead and we appreciate your continuing confidence in us as asset managers.

Sincerely,
Mebane Faber and Eric Richardson

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia, and the Far East.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P 500 Index is a diverse index that includes 500 American companies that represent over 70% of the total market capitalization of the U.S. stock market.

Cambria Investment Management
(Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the
Cambria Shareholder Yield ETF versus the S&P 500 Index

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2015
	One Year Return	Since Inception (Annualized)
Cambria Shareholder Yield ETF	9.92%	16.01%
S&P 500 Index	12.98%	15.57%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
 Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Cambria Investment Management
(Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Foreign Shareholder
Yield ETF versus the Cambria Foreign Shareholder Yield Index and the MSCI EAFE Index

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2015
	One Year Return	Since Inception (Annualized)
Cambria Foreign Shareholder Yield ETF	(6.67)%	(0.13)%
Cambria Foreign Shareholder Yield Index	(6.60)%	(0.01)%
MSCI EAFE Index	2.10%	4.77%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
 Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Cambria Foreign Shareholder Yield Index represents issuers with strong cash flows, highest dividends paid to shareholders, net stock buybacks and net debt paydowns. The initial screening universe for this Index includes issuers in foreign developed countries with marketing capitalizations of at least $200 million. The Index is comprised of the 100 issuers with high rankings across a composite of the aforementioned factors.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Cambria Investment Management
(Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the
 Cambria Global Value ETF versus the Cambria Global Value Index and the MSCI ACWI Index

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2015
	One Year Return	Since Inception (Annualized)
Cambria Global Value ETF	(13.29)%	(9.53)%
Cambria Global Value Index	(12.81)%	(9.31)%
MSCI ACWI Index	8.01%	8.63%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.69%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Cambria Global Value Index consists of equity securities of issuers that are domiciled in, trade in, or have exposure to a market that is undervalued according to various valuation metrics. The initial screening universe for this Index includes issuers having a market capitalization of at least $200 million.

MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Cambria Investment Management
(Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the
 Cambria Global Momentum ETF versus the 60/40 Hybrid of S&P 500/Citigroup 10-year Treasury Index

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2015
Cumulative Inception Date*
Cambria Global Momentum ETF	2.76%
60/40 Hybrid of S&P 500/Citigroup 10-year Treasury Index	4.30%
S&P 500 Index	4.41%
Citigroup 10-Year Treasury Index	3.71%

* The Fund commenced operations on November 3, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%, not including acquired fund fees and expenses.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

60/40 Hybrid of S&P 500/Citigroup 10-year Treasury Index the S&P 500 focuses on the large-cap sector of the market; however, since it includes a significant portion of the total value of the market, it also represents the market. The Citigroup 10-Year US Treasury Benchmark (On-the-Run) Index measures total returns for the current ten-year on-the-run Treasuries that have been in existence for the entire month.

Cambria Investment Management
(Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the
Cambria Global Asset Allocation ETF versus the Cambria Global Asset Allocation Index and 60/40 Hybrid of S&P 500/Citigroup 10-year Treasury Index

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2015
Cumulative Inception to Date*
Cambria Global Asset Allocation ETF	2.58%
Cambria Global Asset Allocation Index	3.24%
60/40 Hybrid of S&P 500/Citigroup 10-year Treasury Index	2.29%
S&P 500 Index	1.99%
Citigroup 10-Year Treasury Index	2.33%

* The Fund commenced operations on December 9, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Cambria Global Asset Allocation Index is designed to model absolute positive returns with reduced volatility, and manageable risk and drawdowns, by identifying an investable portfolio of equity and fixed income securities, real estate, commodities and currencies.

60/40 Hybrid of S&P 500/Citigroup 10-year Treasury Index the S&P 500 focuses on the large-cap sector of the market; however, since it includes a significant portion of the total value of the market, it also represents the market. The Citigroup 10-Year US Treasury Benchmark (On-the-Run) Index measures total returns for the current ten-year on-the-run Treasuries that have been in existence for the entire month.

Cambria Investment Management
Schedule of Investments • Cambria Shareholder Yield ETF
April 30, 2015

Description	Shares	Value
COMMON STOCK — 99.9%
Consumer Discretionary — 16.5%
Big Lots	52,378	$2,386,866
Cato, Cl A	36,832	1,448,971
CBS, Cl B	37,728	2,344,041
Dillard's, Cl A	15,060	1,981,745
Gap	50,283	1,993,218
Home Depot	26,153	2,797,848
Kohl's	39,644	2,840,493
Liberty Interactive, Cl A*	85,454	2,457,657
Lowe's	44,640	3,073,910
Macy's	41,486	2,681,240
Magna International	32,717	1,649,918
Newell Rubbermaid	36,843	1,404,823
O'Reilly Automotive*	14,647	3,190,556
Six Flags Entertainment	53,118	2,497,609
Time Warner	8,243	695,791
Visteon*	12,251	1,242,252
Wendy's	279,153	2,825,028
		37,511,966
Consumer Staples — 9.8%
Archer-Daniels-Midland	46,656	2,280,545
Coca-Cola Enterprises	47,952	2,129,548
CVS Health	30,816	3,059,721
Dr Pepper Snapple Group	36,432	2,717,099
General Mills	40,631	2,248,520
Ingredion	32,121	2,550,407
Kimberly-Clark	18,857	2,068,424
Medifast*	85,397	2,561,910
Reynolds American	37,728	2,765,462
		22,381,636
Energy — 2.8%
Hess	18,773	1,443,644
HollyFrontier	39,985	1,550,618
Kinder Morgan	1	43

Description	Shares	Value
Marathon Petroleum	22,032	$2,171,694
Phillips 66	14,622	1,159,671
		6,325,670
Financials — 23.8%
Aflac	34,285	2,161,326
Allstate	41,003	2,856,269
American International Group	39,158	2,204,204
Ameriprise Financial	21,607	2,706,925
Aspen Insurance Holdings	46,368	2,166,777
Assurant	32,455	1,994,684
Axis Capital Holdings	51,152	2,662,973
Chubb	23,497	2,310,930
CIT Group	51,799	2,332,509
Comerica	47,520	2,252,923
Everest Re Group	15,178	2,715,496
Fifth Third Bancorp	102,816	2,056,320
Huntington Bancshares	217,682	2,364,027
KeyCorp	149,520	2,160,564
Legg Mason	56,432	2,971,145
LPL Financial Holdings	48,056	1,944,826
Montpelier Re Holdings	75,160	2,864,348
PartnerRe	19,152	2,451,456
State Street	32,829	2,531,772
Travelers	26,763	2,706,007
Unum Group	64,368	2,198,811
Voya Financial	49,391	2,091,215
WR Berkley	26,275	1,287,212
		53,992,719
Health Care — 8.2%
Anthem	20,916	3,156,852
Chemed	27,598	3,180,669
Cigna	13,125	1,635,900
Eli Lilly	37,977	2,729,407
Express Scripts Holding*	30,134	2,603,578
Omnicare	34,020	2,993,080
Pfizer	67,315	2,283,998
		18,583,484
Industrials — 9.4%
3M	12,047	1,884,030
AGCO	51,156	2,635,046
General Dynamics	9,971	1,369,218
Ingersoll-Rand	28,472	1,874,597
Joy Global	21,235	905,460
L-3 Communications Holdings	21,456	2,465,509
Northrop Grumman	18,333	2,824,015
Raytheon	27,530	2,863,120
Southwest Airlines	68,570	2,781,199
SPX	22,918	1,764,686
		21,366,880

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Shareholder Yield ETF
April 30, 2015 (Concluded)

Description	Shares/Face Amount	Value
Information Technology — 16.1%
Apple	25,308	$3,167,296
CA	64,800	2,058,696
Computer Sciences	36,036	2,322,520
Corning	104,030	2,177,348
Flextronics International*	236,882	2,730,065
Hewlett-Packard	65,820	2,170,085
Intel	69,961	2,277,231
Juniper Networks	95,365	2,520,497
Lexmark International, Cl A	59,616	2,646,354
NetApp	58,977	2,137,916
NVIDIA	119,560	2,653,634
SanDisk	27,538	1,843,394
Texas Instruments	48,528	2,630,703
Western Digital	29,621	2,895,157
Xerox	203,035	2,334,903
		36,565,799
Materials — 6.5%
Avery Dennison	47,978	2,667,097
Clearwater Paper*	37,405	2,392,798
Dow Chemical	46,320	2,362,320
E.I. du Pont de Nemours	32,976	2,413,843
International Paper	45,063	2,420,784
PPG Industries	11,808	2,616,181
		14,873,023
Telecommunication Services — 5.4%
AT&T	60,077	2,081,067
CenturyLink	70,869	2,548,449
Frontier Communications	421,604	2,892,204
Spok Holdings	131,904	2,483,093
TELUS	62,792	2,173,859
		12,178,672
Utilities — 1.4%
Ameren	49,824	2,039,795
Atlantic Power	327,273	1,063,637
		3,103,432
Total Common Stock
(Cost $198,826,648)		226,883,281

TIME DEPOSIT — 3.4%
Brown Brothers Harriman, 0.030%, 05/01/2015
(Cost $7,651,778)	$7,651,778	7,651,778

Total Investments — 103.3%
(Cost $206,478,426)		234,535,059
Other Assets and Liabilities — (3.3)%		(7,439,314)
Net Assets — 100.0%		$227,095,745

Percentages based on Net Assets.

*	Non-income producing security.

Cl — Class

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$226,883,281	$—	$—	$226,883,281
Time Deposit	—	7,651,778	—	7,651,778
Total Investments in Securities	$226,883,281	$7,651,778	$—	$234,535,059

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1 & Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Foreign Shareholder Yield ETF
April 30, 2015

Description	Shares	Value
COMMON STOCK — 98.1%
Australia — 14.3%
Bradken	149,834	$271,529
Cabcharge Australia	170,542	611,363
Decmil Group	478,657	437,498
GUD Holdings	119,999	753,994
Metcash	217,142	227,683
Mineral Resources	78,002	401,226
Myer Holdings	348,135	380,186
OZ Minerals	207,248	769,189
Premier Investments	85,188	862,896
Rio Tinto	12,727	575,588
Seven Group Holdings	99,579	579,983
Skilled Group	7,888	8,084
SMS Management & Technology	168,043	434,848
Toll Holdings	118,796	844,205
Woodside Petroleum	18,962	525,947
Woolworths	23,875	556,981
WorleyParsons (A)	46,577	422,033
		8,663,233
Belgium — 2.1%
Ageas	14,908	561,107
Umicore	14,451	719,881
		1,280,988
Canada — 11.7%
Celestica*	62,375	761,528
Genworth MI Canada	19,549	569,538
IGM Financial	12,197	461,292
Labrador Iron Ore Royalty	29,796	355,626
Magna International	15,504	781,304
Metro, Cl A	31,848	920,728
National Bank of Canada	16,170	653,367
Rogers Sugar	125,778	474,339
Suncor Energy	17,968	585,133
Teck Resources, Cl B	25,784	390,874

Description	Shares	Value
Transcontinental, Cl A	40,633	$625,745
WestJet Airlines, Cl A	23,540	532,064
		7,111,538
Denmark — 4.5%
FLSmidth	12,401	531,337
TDC	74,102	565,013
Topdanmark*	23,782	713,888
Tryg	8,305	902,398
		2,712,636
Finland — 1.5%
Fortum	27,263	541,838
Ramirent	48,954	377,630
		919,468
France — 6.8%
CNP Assurances	32,924	592,794
GDF Suez	23,759	485,670
Metropole Television	28,232	589,626
Orange	37,493	620,540
Total	10,310	561,291
Vinci	10,476	644,847
Vivendi	24,755	623,052
		4,117,820
Germany — 4.2%
E.ON	32,771	513,686
Freenet	22,150	722,880
Muenchener Rueckversicherungs	3,679	722,506
RWE	22,756	569,545
		2,528,617
Hong Kong — 3.1%
Belle International Holdings	531,120	683,212
Li & Fung	518,115	528,774
Television Broadcasts	100,407	654,866
		1,866,852
Israel — 0.7%
Harel Insurance Investments & Financial Services	95,164	444,818

Italy — 0.9%
Cairo Communication	90,709	529,125

Japan — 7.6%
Autobacs Seven	41,806	654,751
Kirin Holdings	40,174	533,635
Kyokuto Securities	33,842	511,598
Marusan Securities Ltd.	74,470	753,432
Sanki Engineering	101,784	816,659
Sanshin Electronics	87,190	723,662
Yamato Holdings	28,453	640,788
		4,634,525

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Foreign Shareholder Yield ETF
April 30, 2015 (Continued)

Description	Shares	Value
Netherlands — 2.0%
BinckBank	61,508	$618,678
Koninklijke Ahold	31,763	617,007
		1,235,685
New Zealand — 2.6%
SKYCITY Entertainment Group	201,566	646,148
Tower (A)	543,129	914,066
		1,560,214
Norway — 7.3%
Gjensidige Forsikring	43,996	766,017
Kvaerner	436,876	342,320
Salmar	46,948	763,793
Statoil	27,569	582,157
Telenor	25,784	583,159
TGS Nopec Geophysical	24,343	618,783
Yara International	14,755	757,179
		4,413,408
Portugal — 2.4%
Portucel	118,458	581,390
Sonaecom - SGPS*	368,298	905,661
		1,487,051
South Korea — 1.1%
Macquarie Korea Infrastructure Fund	86,610	639,072

Spain — 1.2%
Duro Felguera	98,571	398,450
Endesa	17,784	354,146
		752,596
Sweden — 4.4%
Dios Fastigheter	97,296	758,907
Duni	50,688	778,566
JM	22,201	662,033
TeliaSonera	75,039	468,242
		2,667,748
Switzerland — 3.3%
Adecco	8,354	686,802
Swiss Re	6,820	607,473
Zurich Insurance Group	2,244	696,567
		1,990,842
United Kingdom — 16.4%
Amlin	86,170	606,855
Aviva	159,106	1,287,072
BHP Billiton	26,281	629,724
BP	79,213	571,600
Cape	144,350	587,176
Carillion	131,031	656,492
Centrica	114,593	449,246
De La Rue	42,112	355,205
HSBC Holdings	69,174	688,162
Intermediate Capital Group	94,181	762,590
Kingfisher	114,965	619,940

Description		Shares/Face Amount(1)	Value
Ladbrokes		217,558	$342,632
Phoenix Group Holdings		50,463	653,377
Rio Tinto		13,878	614,580
Vodafone Group		178,982	633,403
WM Morrison Supermarkets		179,836	515,655
			9,973,709
Total Common Stock
(Cost $63,608,529)			59,529,945

TIME DEPOSITS — 2.1%
Brown Brothers Harriman, 0.030%, 05/01/2015		550,861	550,861
Brown Brothers Harriman, 1.460%, 05/01/2015	AUD	37,375	29,577
Brown Brothers Harriman, 0.150%, 05/01/2015	CAD	527,126	436,905
Brown Brothers Harriman, (1.00.%) (B), 05/01/2015	CHF	49,445	52,999
Brown Brothers Harriman, (0.195%) (B), 05/01/2015	EUR	166,940	187,448
Brown Brothers Harriman,0.005%, 05/01/2015	JPY	328	3
Brown Brothers Harriman, 0.365%, 05/01/2015	NOK	219,542	29,157

Total Time Deposits
(Cost $1,286,950)			1,286,950

Total Investments — 100.2%
(Cost $64,895,479)			60,816,895
Other Assets and Liabilities — (0.2)%			(122,974)
Net Assets — 100.0%			$60,693,921

Percentages based on Net Assets.

*	Non-income producing security.
(1)	In U.S. Dollars unless otherwise noted.
(A)	Security is fair valued by the Fund’s investment adviser using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such security as of April 30, 2015 was $1,336,099 and represents 2.2% of Net Assets.
(B)	Rate is negative due to the decrease in value of the Swiss Franc and Euro, respectively, against the U.S. Dollar.

AUD — Australian Dollar
CAD — Canadian Dollar
Cl — Class
CHF — Swiss Franc
EUR — Euro
JPY — Japanese Yen
Ltd. — Limited
NOK — Norwegian Krone

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Foreign Shareholder Yield ETF
April 30, 2015 (Concluded)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$58,193,846	$1,336,099	$—	$59,529,945
Time Deposits	—	1,286,950	—	1,286,950
Total Investments in Securities	$58,193,846	$2,623,049	$—	$60,816,895

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been transfers into Level 2 due to changes in availability of observable inputs to determine fair value. There have been no transfers into or out of Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Global Value ETF
April 30, 2015

Description	Shares	Value
COMMON STOCK — 94.1%
Austria — 9.5%
Agrana Beteiligungs	7,696	$699,959
AMAG Austria Metall	27,650	993,499
Erste Group Bank	26,344	750,750
EVN	62,678	715,393
Lenzing	15,135	1,029,008
OMV	20,646	689,676
Raiffeisen Bank International	28,416	478,285
UNIQA Insurance Group	70,374	694,581
Vienna Insurance Group Wiener Versicherung Gruppe	18,944	755,982
Voestalpine	20,942	879,922
		7,687,055
Brazil — 6.2%
AMBEV	127,650	803,281
Banco do Brasil	97,810	850,211
Banco Santander Brasil	173,981	940,079
Cia Siderurgica Nacional	224,294	611,924
Cosan Industria e Comercio	63,344	610,534
JBS	235,440	1,200,272
		5,016,301
Czech Republic — 7.4%
CEZ	35,076	911,943
Fortuna Entertainment Group	141,784	574,254
Komercni Banka	3,848	858,130
O2 Czech Republic	144,449	1,186,052
Pegas Nonwovens	30,414	905,582
Philip Morris CR	1,702	725,414
Unipetrol*	122,840	772,424
		5,933,799
Greece — 9.7%
Alpha Bank AE*	1,257,849	439,249

Description	Shares	Value
Athens Water Supply & Sewage	80,290	$450,769
Bank of Greece	43,512	464,146
Eurobank Ergasias*	3,978,863	603,136
FF Group	12,471	376,683
Hellenic Petroleum	92,278	460,048
Hellenic Telecommunications Organization	41,928	381,339
Intralot -Integrated Lottery Systems & Services*	299,478	548,119
JUMBO	35,733	368,729
Karelia Tobacco	3,108	792,015
Metka	51,060	475,862
Motor Oil Hellas Corinth Refineries	68,376	598,853
National Bank of Greece*	314,463	441,369
OPAP	39,624	353,710
Piraeus Bank*	963,519	428,428
Public Power	91,724	616,924
		7,799,379
Hungary — 4.5%
Magyar Telekom Telecommunications*	547,007	818,754
MOL Hungarian Oil & Gas	15,836	880,820
OTP Bank	43,698	969,795
Richter Gedeon Nyrt	56,240	948,005
		3,617,374
Ireland — 9.2%
Aer Lingus Group	305,304	798,749
CPL Resources	93,610	587,565
CRH	32,116	901,656
FBD Holdings	37,666	416,589
Fyffes	595,638	786,297
Glanbia	40,311	751,370
Kingspan Group	37,997	761,570
Origin Enterprises PLC	93,610	869,786
Smurfit Kappa Group	23,830	733,157
Total Produce	687,608	849,654
		7,456,393
Israel — 0.0%
Harel Insurance Investments & Financial Services	1	5

Italy — 9.3%
Atlantia	31,063	876,861
Enel	174,122	828,194
Eni	38,406	740,874
Intesa Sanpaolo	244,381	827,601
Pirelli & C.	48,341	838,622
Saipem	39,590	527,221
Telecom Italia	682,031	811,003
UniCredit	115,840	838,958
Unipol Gruppo Finanziario	128,094	675,428
UnipolSai	187,206	526,772
		7,491,534

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Global Value ETF
April 30, 2015 (Continued)

Description	Shares	Value
Poland — 9.8%
Alior Bank*	13,962	$341,307
Asseco Poland	19,713	332,233
Bank Millennium	174,900	356,131
Bank Pekao	6,327	329,545
Bank Zachodni WBK	3,372	348,267
CCC	6,360	336,564
Cyfrowy Polsat	46,617	325,297
Energa	46,710	324,518
Eurocash	35,526	361,097
Grupa Azoty	14,358	327,057
Grupa Lotos*	42,951	367,365
ING Bank Slaski	8,502	335,371
KGHM Polska Miedz	9,693	340,481
LLP SA	165	350,640
Lubelski Wegiel Bogdanka	13,863	338,849
mBank*	2,640	342,041
Orange Polska	122,043	345,803
PGE Polska Grupa Energetyczna	55,809	321,690
Polski Koncern Naftowy Orlen	19,629	373,403
Polskie Gornictwo Naftowe i Gazownictwo	211,470	381,837
Powszechna Kasa Oszczednosci Bank Polski	34,209	343,054
Powszechny Zaklad Ubezpieczen	2,379	310,571
Tauron Polska Energia	263,736	353,128
		7,886,249
Portugal — 9.3%
Altri SGPS	37,842	162,358
Banco BPI, Cl G*	105,624	173,156
Banco Comercial Portugues, Cl R*	1,569,714	157,044
Banco Espirito Santo*(A)(B)	318,087	—
BANIF - Banco Internacional do Funchal*	60,167,772	452,648
CIMPOR Cimentos de Portugal SGPS*	254,264	385,426
Corticeira Amorim SGPS	239,834	1,087,963
CTT-Correios de Portugal	15,045	170,200
EDP - Energias de Portugal	210,234	843,212

Description	Shares	Value
Galp Energia SGPS	57,499	$787,021
Jeronimo Martins SGPS	12,837	187,743
Mota-Engil SGPS	43,662	151,392
NOS SGPS	22,281	162,618
Portucel	36,027	176,820
Portugal Telecom SGPS	435,108	279,946
REN - Redes Energeticas Nacionais SGPS	54,978	172,232
Semapa-Sociedade de Investimento e Gestao	64,306	923,516
Sonae	518,740	723,425
Teixeira Duarte	629,814	485,130
		7,481,850
Russia — 10.0%
Alrosa AO	898,656	1,193,149
E.ON Russia JSC	15,954,104	975,644
Gazprom Neft OAO	238,280	673,994
Gazprom OAO	265,438	791,006
Rosneft OAO	140,896	701,608
Sberbank of Russia	409,294	611,041
Severstal OAO	118,104	1,326,520
Uralkali*	210,234	616,499
VTB Bank	919,584,532	1,169,341
		8,058,802
Spain — 9.2%
Acciona*	9,073	689,702
Banco Bilbao Vizcaya Argentaria	73,411	741,867
Banco Santander	101,984	773,649
CaixaBank	146,444	737,654
Enagas	24,018	742,042
Endesa	27,972	557,028
Ferrovial	32,294	736,106
Gas Natural SDG	35,594	877,470
Iberdrola	108,644	729,141
Mapfre	226,070	843,266
		7,427,925
Total Common Stock
(Cost $83,608,485)		75,856,666

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Global Value ETF
April 30, 2015 (Concluded)

Description		Shares/ Number of Rights/Face Amount (1)	Value
PREFERRED STOCK — 3.7%
Brazil — 3.7%
Banco Bradesco		86,669	$925,674
Cia Energetica de Minas Gerais		159,396	769,748
Telefonica Brasil		49,136	806,444
Vale		76,294	455,290
Total Preferred Stock (Cost $3,831,000)			2,957,156

RIGHTS — 0.0%
Italy — 0.0%
UnipolSai* (Cost $–)		374,412	—

TIME DEPOSITS — 1.2%
Brown Brothers Harriman, 0.030%, 05/01/2015		772,309	772,309
Brown Brothers Harriman, 0.080%, 05/01/2014	GBP	108,922	167,193

Total Time Deposits
(Cost $939,502)			939,502

Total Investments — 99.0%
(Cost $88,378,987)			79,753,324
Other Assets and Liabilities — 1.0%			827,113
Net Assets — 100.0%			$80,580,437

Percentages based on Net Assets.

*	Non-income producing security.
(1)	In U.S. Dollars unless otherwise noted.
(A)	Security is fair valued by the Fund’s investment adviser using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such security as of April 30, 2015 was $0 and represents 0.0% of Net Assets.
(B)	Security is considered illiquid. The total value of such security as of April 30, 2015 was $0 and represents 0.0% of Net Assets.

Cl — Class
GBP — Great British Pound
PLC — Public Limited Company

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$75,856,666	$—	$—	$75,856,666
Preferred Stock	2,957,156	—	—	2,957,156
Rights	—	—	—	—
Time Deposits	—	939,502	—	939,502
Total Investments in Securities	$78,813,822	$939,502	$—	$79,753,324

(1)	Included in Level 3 is one security with total value of $0. A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1 & Level 2 assets and liabilities. There were transfers into Level 3 due to changes in the availability of observable inputs to determine fair value. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Global Momentum ETF
April 30, 2015

Description	Shares/Face Amount	Value
EXCHANGE TRADED FUNDS — 99.7%
Cambria Shareholder Yield ETF‡	76,608	$2,416,983
iShares 20+ Year Treasury Bond ETF	19,648	2,474,666
iShares Global Consumer Discretionary ETF	20,645	1,891,082
iShares Global Consumer Staples ETF	23,321	2,165,355
iShares Global Healthcare ETF	23,712	2,553,783
iShares Global Tech ETF	25,920	2,559,859
iShares iBoxx $ Investment Grade Corporate Bond ETF	19,712	2,364,257
iShares Mortgage Real Estate Capped ETF	191,136	2,221,001
iShares Residential Real Estate Capped ETF	41,984	2,482,094
PowerShares Emerging Markets Sovereign Debt Portfolio	80,928	2,321,824
Vanguard Extended Duration Treasury ETF	20,512	2,513,130
Vanguard Mid-Capital ETF	19,712	2,526,881
Vanguard REIT ETF	30,240	2,400,451
Vanguard Small-Capital Value ETF	21,486	2,320,058
Vanguard Total International Bond ETF	44,992	2,406,172
Vanguard Total Stock Market ETF	22,944	2,475,887
WisdomTree Managed Futures Strategy Fund	54,656	2,384,641

Total Exchange Traded Funds
(Cost $40,290,019)		40,478,124

TIME DEPOSIT — 0.3%
Brown Brothers Harriman, 0.030%, 05/01/2015
(Cost $103,386)	$103,386	103,386

Total Investments — 100.0%
(Cost $40,393,405)		40,581,510
Other Assets and Liabilities — 0.0%		(19,975)
Net Assets — 100.0%		$40,561,535

‡
Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor (see Note 4).

ETF — Exchange-Traded Fund
REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$40,478,124	$—	$—	$40,478,124
Time Deposit	—	103,386	—	103,386
Total Investments in Securities	$40,478,124	$103,386	$—	$40,581,510

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1 & Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Global Asset Allocation ETF
April 30, 2015

Description	Shares	Value
EXCHANGE TRADED FUNDS — 98.8%
Cambria Foreign Shareholder Yield ETF‡	26,775	$634,567
Cambria Global Value ETF‡	58,500	1,275,300
Cambria Shareholder Yield ETF‡	29,450	929,147
iShares 20+ Year Treasury Bond ETF	5,150	648,642
iShares 7-10 Year Treasury Bond ETF	8,875	954,329
iShares iBoxx $ Investment Grade Corporate Bond ETF	7,850	941,529
iShares MSCI USA Momentum Factor ETF	18,275	1,271,300
Market Vectors Emerging High Yield Bond ETF	51,150	1,241,922
Market Vectors Emerging Markets Local Currency Bond ETF	55,925	1,148,699
Market Vectors International High Yield Bond ETF	24,225	608,290
SPDR Barclays High Yield Bond ETF	16,000	631,040
SPDR Barclays International Corporate Bond ETF	17,850	575,662
SPDR Barclays TIPS ETF	16,650	949,549
SPDR DB International Government Inflation-Protected Bond ETF	17,133	974,868
United States Commodity Index Fund*	41,025	1,939,252
Vanguard Emerging Markets Government Bond ETF	19,925	1,570,489
Vanguard FTSE All World ex-US Small-Capital ETF	6,375	668,100
Vanguard FTSE Developed Markets ETF	31,600	1,307,292
Vanguard FTSE Emerging Markets ETF	52,850	2,318,530
Vanguard Global ex-U.S. Real Estate ETF	16,700	987,471
Vanguard Mid-Capital ETF	10,125	1,297,924
Vanguard REIT ETF	11,675	926,762
Vanguard Short-Term Bond ETF	7,775	624,877
Vanguard Short-Term Corporate Bond ETF	7,800	625,014
Vanguard Total Bond Market ETF	30,275	2,510,100
Vanguard Total International Bond ETF	29,600	1,583,008
Vanguard Total Stock Market ETF	11,825	1,276,036

Description	Shares/Face Amount	Value
WisdomTree Emerging Markets Equity Income Fund	6,925	$328,314
WisdomTree Emerging Markets SmallCap Dividend Fund	14,025	655,529

Total Exchange Traded Funds
(Cost $30,835,497)		31,403,542

TIME DEPOSIT — 1.2%
Brown Brothers Harriman, 0.030%, 05/01/2015
(Cost $382,955)	$382,955	382,955

Total Investments — 100.0%
(Cost $31,218,452)		31,786,497
Other Assets and Liabilities — 0.0%		–
Net Assets — 100.0%		$31,786,497

*	Non-income producing security.
‡	Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor (see Note 4).

ETF — Exchange-Traded Fund
FTSE — Financial Times Stock Exchange
MSCI — Morgan Stanley Capital International
REIT — Real Estate Investment Trust
SPDR — Standard & Poor’s Depository Receipts
TIPS — Treasury Inflation Protected Security

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$31,403,542	$—	$—	$31,403,542
Time Deposit	—	382,955	—	382,955
Total Investments in Securities	$31,403,542	$382,955	$—	$31,786,497

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1 & Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Assets and Liabilities
April 30, 2015

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF
Assets:
Investments at Fair Value	$234,535,059	$60,816,895	$79,753,324
Foreign Currency at Value	—	69,362	10,375,934
Securities Sold Receivable	—	—	421,449
Dividends Receivable	124,435	257,729	319,798
Reclaims Receivable	—	88,846	82,499
Total Assets	234,659,494	61,232,832	90,953,004

Liabilities:
Securities Purchased Payable	7,452,359	—	—
Payable Due to Custodian	—	510,092	10,308,261
Payable Due to Investment Adviser	111,390	28,819	64,306
Total Liabilities	7,563,749	538,911	10,372,567

Net Assets	$227,095,745	$60,693,921	$80,580,437

Net Assets Consist of:
Paid-in Capital	$198,355,666	$65,806,897	$89,268,053
Undistributed (Distributions in Excess of) Net Investment Income	—	(238,942)	328,231
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	683,446	(799,808)	(159,393)
Net Unrealized Appreciation (Depreciation) on Investments	28,056,633	(4,078,584)	(8,625,663)
Net Unrealized Appreciation (Depreciation) on Foreign Currency Translation	—	4,358	(230,791)
Net Assets	$227,095,745	$60,693,921	$80,580,437

Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	7,200,000	2,550,010	3,700,010
Net Asset Value, Offering and Redemption Price Per Share	$31.54	$23.80	$21.78

Investments at Cost	$206,478,426	$64,895,479	$88,378,987
Cost of Foreign Currency	—	58,956	10,115,878

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Assets and Liabilities
April 30, 2015

	Cambria Global Momentum ETF	Cambria Global Asset Allocation ETF
Assets:
Investments at Fair Value	$38,164,527	$28,947,483
Affiliated Investments at Fair Value	2,416,983	2,839,014
Total Assets	40,581,510	31,786,497

Liabilities:
Payable Due to Investment Adviser	19,975	—
Total Liabilities	19,975	—

Net Assets	$40,561,535	$31,786,497

Net Assets Consist of:
Paid-in Capital	$40,563,977	$31,181,876
Undistributed Net Investment Income	23,018	34,418
Accumulated Net Realized Gain (Loss) on Investments	(213,565)	2,158
Net Unrealized Appreciation on Investments and Affiliated Investments	188,105	568,045
Net Assets	$40,561,535	$31,786,497

Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	1,600,001	1,250,001
Net Asset Value, Offering and Redemption Price Per Share	$25.35	$25.43

Investments at Cost	$37,980,468	$28,500,883
Affiliated Investments at Cost	2,412,937	2,717,569

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Operations
For the year ended April 30, 2015

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF
Investment Income:
Dividend Income	$5,861,866	$3,397,653	$2,488,972
Interest Income	600	107	155
Less: Foreign Taxes Withheld	(49,457)	(376,435)	(303,103)
Total Investment Income	5,813,009	3,021,325	2,186,024

Expenses:
Management Fees	1,280,939	410,672	339,890
Custodian Fees	—	—	57,608
Total Expenses	1,280,939	410,672	397,498

Net Investment Income	4,532,070	2,610,653	1,788,526

Net Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gain (Loss) on Investments(1)	4,743,704	(1,611,044)	(302,694)
Net Realized Loss on Foreign Currency Transactions	(454)	(339,687)	(155,462)
Net Change in Unrealized Appreciation (Depreciation) on Investments	10,157,816	(6,946,132)	(8,797,323)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translation	—	1,617	(229,134)
Net Realized and Unrealized Gain (Loss) on Investments	14,901,066	(8,895,246)	(9,484,613)

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,433,136	$(6,284,593)	$(7,696,087)

(1)	Includes realized gain as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Operations
For the period ended April 30, 2015

	Cambria Global Momentum ETF(1)	Cambria Global Asset Allocation ETF(2)
Investment Income:
Dividend Income from Unaffiliated Investments	$421,548	$124,102
Dividend Income from Affiliated Investments	15,511	7,351
Interest Income	4	18
Total Investment Income	437,063	131,471

Expenses:
Management Fees	85,799	—
Total Expenses	85,799	—

Net Investment Income	351,264	131,471

Net Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gain (Loss) on Unaffiliated Investments	(218,302)	568
Capital Gain Distributions Received from Unaffiliated Investments	4,519	2,199
Capital Gain Distributions Received from Affiliated Investments	36,596	5,153
Net Change in Unrealized Appreciation on Unaffiliated Investments	184,059	446,601
Net Change in Unrealized Appreciation on Affiliated Investments	4,046	121,444
Net Realized and Unrealized Gain (Loss) on Investments	10,918	575,965

Net Increase in Net Assets Resulting from Operations	$362,182	$707,436

(1)	Commenced operations on November 3, 2014.
(2)	Commenced operations on December 9, 2014.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Changes in Net Assets

	Cambria Shareholder Yield ETF		Cambria Foreign Shareholder Yield ETF
	Year Ended April 30, 2015	Period Ended April 30, 2014(1)	Year Ended April 30, 2015		Period Ended April 30, 2014(2)
Operations:
Net Investment Income	$4,532,070	$2,326,992	$2,610,653		$733,797
Net Realized Gain (Loss) on Investments	4,743,704 (3)	4,972,765 (3)	(1,611,044	)(3)	(14,347)
Net Realized Loss on Foreign Currency Transactions	(454)	—	(339,687)		(803)
Net Change in Unrealized Appreciation (Depreciation) on Investments	10,157,816	17,898,817	(6,946,132)		2,867,548
Net Change in Unrealized Appreciation on Foreign Currency Translation	—	—	1,617		2,741
Net Increase (Decrease) in Net Assets Resulting from Operations	19,433,136	25,198,574	(6,284,593)		3,588,936

Distributions to Shareholders:
Investment Income	(3,886,783)	(2,098,524)	(2,308,659)		(218,964)
Net Realized Gains	(5,471,028)	(721,770)	(774,679)		—
Total Distributions to Shareholders	(9,357,811)	(2,820,294)	(3,083,338)		(218,964)

Capital Share Transactions:
Issued	36,041,430	188,121,501	19,628,345		63,202,250
Redeemed	(24,177,211)	(5,443,580)	(16,138,715)		—
Increase in Net Assets from Capital Share Transactions	11,864,219	182,677,921	3,489,630		63,202,250

Total Increase (Decrease) in Net Assets	21,939,544	205,056,201	(5,878,301)		66,572,222

Net Assets:
Beginning of Year	205,156,201	100,000	66,572,222		—
End of Year (Includes Undistributed (Distributions in Excess of) Net Investment Income of ($0, $0, $(238,942) and $514,896)	$227,095,745	$205,156,201	$60,693,921		$66,572,222

Share Transactions:
Issued	1,150,000	7,054,000	750,000		2,500,010
Redeemed	(800,000)	(204,000)	(700,000)		—
Net Increase in Shares Outstanding from Share Transactions	350,000	6,850,000	50,000		2,500,010

(1)	The Fund commenced operations on May 13, 2013.
(2)	The Fund commenced operations on December 2, 2013.
(3)	Includes realized gain (loss) as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Changes in Net Assets

	Cambria Global Value ETF			Cambria Global Momentum ETF	Cambria Global Asset Allocation ETF
	Year Ended April 30, 2015		Period Ended April 30, 2014(1)	Period Ended April 30, 2015(2)	Period Ended April 30, 2015(3)
Operations:
Net Investment Income	$1,788,526		$49,757	$351,264	$131,471
Net Realized Gain (Loss) on Unaffiliated Investments	(302,694	)(4)	235	(218,302)	568
Net Realized Loss on Foreign Currency Transactions	(155,462)		(5,027)	—	—
Capital Gain Distributions received from Unaffiliated and Affiliated Investments	—		—	41,115	7,352
Net Change in Unrealized Appreciation (Depreciation) on Unaffiliated and Affiliated Investments	(8,797,323)		171,660	188,105	568,045
Net Change in Unrealized Depreciation on Foreign Currency Translation	(229,134)		(1,657)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,696,087)		214,968	362,182	707,436

Distributions to Shareholders:
Investment Income	(1,328,797)		—	(364,624)	(102,815)
Net Realized Gains	(40,291)		—	—	—
Total Distributions to Shareholders	(1,369,088)		—	(364,624)	(102,815)

Capital Share Transactions:
Issued	68,618,207		22,945,250	40,563,977	31,181,876
Redeemed	(2,132,813)		—	—	—
Increase in Net Assets from Capital Share Transactions	66,485,394		22,945,250	40,563,977	31,181,876

Total Increase in Net Assets	57,420,219		23,160,218	40,561,535	31,786,497

Net Assets:
Beginning of Year/Period	23,160,218		—	—	—
End of Year/Period (Includes Undistributed Net Investment Income of ($328,231, $44,732, $23,018 and $34,418)	$80,580,437		$23,160,218	$40,561,535	$31,786,497

Share Transactions:
Issued	2,900,000		900,010	1,600,001	1,250,001
Redeemed	(100,000)		—	—	—
Net Increase in Shares Outstanding from Share Transactions	2,800,000		900,010	1,600,001	1,250,001

(1)	The Fund commenced operations on March 11, 2014.
(2)	The Fund commenced operations on November 3, 2014.
(3)	The Fund commenced operations on December 9, 2014.
(4)	Includes realized loss as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Financial Highlights

Selected Per Share Data & Ratios
 For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(9)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover(1),(2)
Cambria Shareholder Yield ETF
2015	$29.95	$0.65	$2.29	$2.94	$(0.55)	$(0.80)	$(1.35)	$31.54	9.92%	$227,096	0.59%		2.09%		41%
2014(3)	$25.00	$0.45	$4.98	$5.43	$(0.36)	$(0.12)	$(0.48)	$29.95	21.81%	$205,156	0.59	%(4)	1.67	%(4)	89%
Cambria Foreign Shareholder Yield ETF
2015	$26.63	$0.93	$(2.70)	$(1.77)	$(0.77)	$(0.29)	$(1.06)	$23.80	(6.67)%	$60,694	0.59%		3.76%		48%
2014(5)	$25.00	$0.41	$1.33	$1.74	$(0.11)	$—	$(0.11)	$26.63	6.96%	$66,572	0.59	%(4)	3.91	%(4)	15%
Cambria Global Value ETF
2015	$25.73	$0.68	$(4.10)	$(3.42)	$(0.52)	$(0.01)	$(0.53)	$21.78	(13.29)%	$80,580	0.69%		3.10%		25%
2014(6)	$25.00	$0.14	$0.59	$0.73	$—	$—	$—	$25.73	2.92%	$23,160	0.69	%(4)	4.11	%(4)	—%
Cambria Global Momentum ETF
2015(7)	$25.00	$0.30	$0.39	$0.69	$(0.34)	$—	$(0.34)	$25.35	2.76%	$40,562	0.59	%(4)	2.40	%(4)	16%
Cambria Global Asset Allocation ETF
2015(8)	$25.00	$0.18	$0.46	$0.64	$(0.21)	$—	$(0.21)	$25.43	2.58%	$31,786	—	%(4)	1.81	%(4)	4%

*	Per share data calculated using average shares method.
(1)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.
(2)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(3)	Inception date May 13, 2013.
(4)	Annualized.
(5)	Inception date December 2, 2013.
(6)	Inception date March 11, 2014.
(7)	Inception date November 3, 2014.
(8)	Inception date December 9, 2014.
(9)	Expense ratios do not include expenses of the underlying funds.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2015

1. ORGANIZATION

Cambria ETF Trust (the “Trust”), a Delaware statutory trust, was formed on September 9, 2011 as an open-end registered management investment company under the Investment Company Act of 1940, as amended. The Trust is comprised of nine Exchange Traded Funds (ETFs): Cambria Global Income and Currency Strategies ETF, Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Emerging Shareholder Yield ETF, Cambria Sovereign High Yield Bond ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Value and Momentum ETF, and Cambria Global Asset Allocation ETF. These financial statements relate only to Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, and Cambria Global Asset Allocation ETF (each a “Fund” and collectively, the “Funds”). Cambria Investment Management, L.P. (the “Investment Adviser”) serves as the investment adviser to the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified.

The investment objective of the Cambria Shareholder Yield ETF is to seek income and capital appreciation with an emphasis on income from investments in the U.S. equity market. The Fund commenced operations on May 13, 2013.

The investment objective of the Cambria Foreign Shareholder Yield ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Foreign Shareholder Yield Index. The Fund commenced operations on December 2, 2013.

The investment objective of the Cambria Global Value ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Global Value Index. The Fund commenced operations on March 11, 2014.

The investment objective of the Cambria Global Momentum ETF is to seek to preserve and grow capital from investments in the U.S. and foreign equity, fixed income, commodity and currency markets, independent of market direction. The Fund commenced operations on November 3, 2014.

The investment objective of the Cambria Global Asset Allocation is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Global Asset Allocation Index. The Fund commenced operations on December 9, 2014.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Funds will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2015 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid.

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the ”Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

For the period ended April 30, 2015, there have been no significant changes to the Funds’ fair valuation methodologies.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2015 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. These gains and losses are included in net realized and unrealized gains and losses on foreign currency transactions on the Statement of Operations.

Federal Income Taxes — The Funds intend to qualify as “regulated investment companies” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to U.S. federal income tax to the extent they distribute substantially all of their net investment income and net capital gains to their shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended April 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Organizational Expenses — All organizational and offering expenses of the Trust were borne by the Investment Adviser and are not subject to future recoupment. As a result, organizational and offering expenses are not reflected in the statement of assets and liabilities.

Expenses — Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Dividend income received from the underlying funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the underlying funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

Dividends and Distributions to Shareholders — The Funds generally pay out dividends from their net investment income, if any, quarterly, and distribute their net capital gains, if any, to shareholders at least annually. All distributions are recorded on ex-dividend date.

Creation Units — The Funds issue and redeem shares on a continuous basis at NAV in groups of 50,000 shares called ‘‘Creation Units.’’ Purchasers of Creation Units (“Authorized Participants”) must pay a creation transaction fee per transaction. The fee is typically a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a Redemption Fee per transaction to the custodian on the date of such redemption, regardless of the number of Creation Units redeemed that day.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2015 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Fund and/or serve as counterparty to derivative transactions with the Fund.

Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of the Funds may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged. The following table discloses Creation Unit breakdown for the period ended April 30, 2015:

	Creation Unit Shares	Transaction Fee	Value	Redemption Fee	Variable Charge
Cambria Shareholder Yield ETF	50,000	$700	$1,577,000	$700	None
Cambria Foreign Shareholder Yield ETF	50,000	2,000	1,190,000	2,000	Up to 2.0%
Cambria Global Value ETF	50,000	2,500	1,089,000	2,500	Up to 2.0%
Cambria Global Momentum ETF	50,000	500	1,267,500	500	Up to 2.0%
Cambria Global Asset Allocation ETF	50,000	500	1,271,500	500	None

3. RELATED PARTIES

Investment Advisory Agreement — The Investment Adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with the Funds’ objectives, policies, and restrictions. The Investment Adviser reviews, supervises, and administers the Funds’ investment program. The Investment Adviser has entered into investment advisory agreements (“Management Agreements”) with respect to the Funds. Pursuant to that Management Agreement, the Funds pay the Investment Adviser an annual advisory fee based on its average daily nets assets for the services and facilities it provides payable at an annual rate of 0.59%, excluding the Cambria Global Asset Allocation ETF which is not charged advisory fee.

With the respect to the Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Momentum ETF and Cambria Global Asset Allocation ETF the Investment Adviser bears all of the costs of the Funds except for the advisory fee, payments under the Funds’ 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. With respect to the Cambria Global Value ETF, the Investment Adviser bears all of the costs of the Fund except for the advisory fee, payments under the Fund’s 12b-1 plan, brokerage expenses, custodial expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. The Cambria Global Value ETF may pay up to 0.10% in custody fees. The Management Agreements for the Funds provides that they may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on 60 days’ written notice to the Investment Adviser, and by the Investment Adviser on 60 days’ written notice to the Trust and that it shall be automatically terminated if it is assigned.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2015 (Continued)

3. RELATED PARTIES (continued)

Administrator, Custodian and Transfer Agent — SEI Investments Global Fund Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an administration agreement. Brown Brothers Harriman (the “Custodian” and “Transfer Agent”) serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian Agreement and a Transfer Agency Services Agreement.

Distribution Agreement — SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator (the “Distributor”), serves as the Funds’ distributor of Creation Units pursuant to a distribution agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). In accordance with its Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. However, no such fee is currently paid by the Funds, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

4. INVESTMENT TRANSACTIONS

For the period ended April 30, 2015, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Cambria Shareholder Yield ETF	$88,336,128	$89,120,539
Cambria Foreign Shareholder Yield ETF	32,561,699	32,938,406
Cambria Global Value ETF	21,666,682	13,929,317
Cambria Global Momentum ETF(1)	5,314,759	5,623,281
Cambria Global Asset Allocation ETF(2)	833,323	829,940

(1)	The Fund commenced operations on November 3, 2014.
(2)	The Fund commenced operations on December 9, 2014.

For the period ended April 30, 2015 there were no purchases and sales of U.S. Government securities.

For the period ended April 30, 2015, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales	Net Realized Gain (Loss)
Cambria Shareholder Yield ETF	$35,566,928	$24,050,112	$3,259,713
Cambria Foreign Shareholder Yield ETF	18,919,475	15,496,504	(841,661)
Cambria Global Value ETF	59,105,021	1,816,851	(162,591)
Cambria Global Momentum ETF(1)	40,816,843	—	—
Cambria Global Asset Allocation ETF(2)	30,831,766	—	—

(1)	The Fund commenced operations on November 3, 2014.
(2)	The Fund commenced operations on December 9, 2014.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2015 (Continued)

4. INVESTMENT TRANSACTIONS (continued)

The following is a summary of investment transactions in affiliates for the period ended April 30, 2015:

Cambria Global Momentum ETF
Value of Shares Held as of 04/30/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 04/30/15	Dividend Income
Cambria Shareholder Yield ETF
$—	$2,412,937	$—	$4,046	$—	$2,416,983	$36,596

Cambria Global Asset Allocation ETF
Value of Shares Held as of 04/30/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 04/30/15	Dividend Income
CambriaForeign Shareholder Yield ETF
$—	$610,548	$—	$24,019	$—	$634,567	$3,791
Cambria Global Value ETF
$—	$1,176,108	$—	$99,192	$—	$1,275,300	$1,229
Cambria Shareholder Yield ETF
$—	$930,914	$—	$(1,767)	$—	$929,147	$133

5. PRINCIPAL RISKS

As with all exchange traded funds (‘‘ETFs’’), a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (‘‘NAV’’), trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the prospectus under the heading ‘‘Principal Risks’’.

Dividend Paying Security Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Funds and the capital resources available for these companies’ dividend payments may adversely affect the Funds.

Equity Investing Risk — An investment in the Funds involves risks similar to those of investing in any Fund holding equity securities, such as market ﬂuctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a speciﬁc issuer, market or securities markets generally.

Management Risk — The Cambria Shareholder Yield ETF and Cambria Global Momentum ETF are actively managed using proprietary investment strategies and processes. The Cambria Foreign Shareholder Yield ETF, Cambria Emerging Shareholder Yield ETF and Cambria Global Asset Allocation ETF are passively-managed, meaning that they are designed to track the performance of an underlying index. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2015 (Continued)

5. PRINCIPAL RISKS (continued)

Foreign Investment Risk — Returns on investments in foreign securities in the Cambria Foreign Shareholder Yield ETF and the Cambria Global Value ETF could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities by each Fund are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Exchange-Traded Funds and Exchange-Traded Products and Investment Companies Risk — The risks of investing in securities of ETFs, ETPs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF, ETP or investment company invests. In addition, with such investments, the Fund bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Non-Correlation Risk — The returns of the Cambria Foreign Shareholder Yield ETF, the Cambria Global Value ETF and the Cambria Global Asset Allocation ETF may not match the return of their Underlying Indexes for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk — Unlike many investment companies, the Cambria Foreign Shareholder Yield ETF, the Cambria Global Value ETF and the Cambria Global Asset Allocation ETF do not utilize an investing strategy that seeks returns in excess of each Fund’s respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Cash — Cash equivalents may consist of cash balances and time deposits maintained or held at Brown Brothers Harriman. Such amounts may be in excess of Federal Deposit Insurance Corporation limitations.

6. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemniﬁcations. Additionally, under the Funds’ organizational documents, the officers and trustees are indemniﬁed against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Investment Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemniﬁcation obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2015 (Continued)

7. INCOME TAXES

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences which are primarily attributable to partnership adjustments, reclassification of distributions paid and received, reallocation of dividend incomes from underlying funds, certain foreign currency related transactions, redemptions in-kind, sale of passive foreign investment companies and REIT adjustments, have been reclassified to/from the following accounts.

	Undistributed Net Investment Income Gain/(Loss)	Accumulated Realized Gain/(Loss)	Paid-in Capital
Cambria Shareholder Yield ETF	$(645,287)	$(2,599,710)	$3,244,997
Cambria Foreign Shareholder Yield ETF	(1,055,832)	1,939,949	(884,117)
Cambria Global Value ETF	(176,230)	338,821	(162,591)
Cambria Global Momentum ETF	36,378	(36,378)	—
Cambria Global Asset Allocation ETF	5,762	(5,762)	—

These reclassifications had no impact on the net assets or the net asset value per share of the Funds.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Cambria Shareholder Yield ETF
2015	$9,022,877	$334,934	$—	$9,357,811
2014	2,820,294	—	—	2,820,294
Cambria Foreign Shareholder Yield ETF
2015	3,083,338	—	—	3,083,338
2014	218,964	—	—	218,964
Cambria Global Value ETF
2015	1,369,088	—	—	1,369,088
2014	—	—	—	—
Cambria Global Momentum ETF
2015	364,624	—	—	364,624
Cambria Global Asset Allocation ETF
2015	102,815	—	—	102,815

Cambria Investment Management
Notes to the Financial Statements
April 30, 2015 (Concluded)

7. INCOME TAXES (continued)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of April 30, 2015, there are no losses carried forward.

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Qualified Late-Year Losses	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings
Cambria Shareholder Yield ETF	$—	$3,722,880	$(3,038,656)	$28,055,855	$—	$28,740,079
Cambria Foreign Shareholder Yield ETF	139,015	—	(784,317)	(4,467,674)	—	(5,112,976)
Cambria Global Value ETF	328,231	—	—	(9,015,846)	(1)	(8,687,616)
Cambria Global Momentum ETF	23,018	—	(213,565)	188,105	—	(2,442)
Cambria Global Asset Allocation ETF	35,745	831	—	568,045	—	604,621

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2015 through April 30, 2015 and capital and specified losses realized on investment transactions from November 1, 2014 through April 30, 2015 that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at April 30, 2015, were as follows:

Cambria Investment Management	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
Cambria Shareholder Yield ETF	$206,479,204	$31,649,720	$(3,593,865)	$28,055,855
Cambria Foreign Shareholder Yield ETF	65,288,927	2,763,670	(7,235,702)	(4,472,032)
Cambria Global Value ETF	88,538,379	3,036,269	(11,821,324)	(8,785,055)
Cambria Global Momentum ETF	40,393,405	458,427	(270,322)	188,105
Cambria Global Asset Allocation ETF	31,218,452	713,438	(145,393)	568,045

8. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Cambria Investment Management
Report of Independent Registered Public Accountants

To the Board of Trustees and Shareholders of Cambria Shareholder ETF, Cambria Foreign Shareholder ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, and Cambria Global Asset Allocation ETF:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF and Cambria Global Asset Allocation (five of the portfolios constituting Cambria ETF Trust, hereafter collectively referred to as the “Funds”) at April 30, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, and the application of alternative auditing procedures where such confirmations were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 26, 2015

Cambria Investment Management
Disclosure of Fund Expenses
(Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from November 1, 2014 through April 30, 2015. Investors will typically incur brokerage expenses, which are not reflected in the expense examples below.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Cambria Investment Management
Disclosure of Fund Expenses
(Unaudited) (Concluded)

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Annualized Expense Ratios	Expenses Paid During Period
Cambria Shareholder Yield ETF
Actual Fund Return	$1,000.00	$1,046.90	0.59%	$2.99(1)
Hypothetical 5% Return	$1,000.00	$1,021.87	0.59%	$2.96(1)
Cambria Foreign Shareholder Yield ETF
Actual Fund Return	$1,000.00	$1,003.50	0.59%	$2.93(1)
Hypothetical 5% Return	$1,000.00	$1,021.87	0.59%	$2.96(1)
Cambria Global Value ETF
Actual Fund Return	$1,000.00	$1,024.20	0.69%	$3.46(1)
Hypothetical 5% Return	$1,000.00	$1,021.37	0.69%	$3.46(1)
Cambria Global Momentum ETF
Actual Fund Return	$1,000.00	$1,027.60	0.59%	$2.92(2)
Hypothetical 5% Return	$1,000.00	$1,021.89	0.59%	$2.94(1)
Cambria Global Asset Allocation ETF
Actual Fund Return	$1,000.00	$1,025.80	—%	$—(3)
Hypothetical 5% Return	$1,000.00	$1,024.79	—%	$—(1)

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 181/365 (to reflect the one-half year period).
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 179/365 (to reflect the actual time the Fund was operations from 12/02/2013-04/30/2014).
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 143/365 (to reflect the actual time the Fund was operations from 03/11/14-04/30/14).

Cambria Investment Management
Trustees and Officers
(Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Richardson is a Trustee who is deemed to be an “interested” Trustee of the Fund as that term is defined in the 1940 Act by virtue of his employment with and ownership interest in the Investment Adviser. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling (855) 383-4636. The following chart lists Trustees and Officers as of April 30, 2015.

Name, Address, Age(1)	Position(s) Held with the Trust and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
INTERESTED TRUSTEE(3)
Eric W. Richardson DOB: 1966	Trustee and President of the Trust (since 2012)	Co-founder and Chief Executive Officer, Cambria Investment Management, L.P. (2006-present); Manager, Cambria Indices, LLC (2013-present).	None
INDEPENDENT TRUSTEES
Eric Leake DOB: 1970	Trustee (Since 2013)	Partner and Chief Investment Officer, Anchor Capital Management Group, Inc. (since 1996).	Board Member, National Association of Active Investment Management (NAAIM) (2008-2010).
Dennis G. Schmal DOB: 1948	Trustee (Since 2013)	Self-employed consultant (since 2003).
Director, AssetMark (formerly Genworth) Mutual Funds (2007-present); Trustee, Grail Advisors ETF Trust (2009-2011); Director, Merriman Holdings Inc. (formerly MCF Corp.) (financial services) (2003-present); Director, Owens Realty Mortgage Inc. (real estate) (2013-present); Director and Chairman, Pacific Metrics Corporation (2005-present) (educational services); Director and Chairman, Sitoa Global (2011-2013) (e-commerce); Director, Varian Semiconductor (2004-2011); Trustee, Wells Fargo ASGI Hedge Funds (2008-present).

(1)	Unless otherwise noted, the business address of each trustee is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo CA 90245. Trustees oversee 9 funds in the Cambria ETF Trust.
(2)	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Trust Instrument.
(3)	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with (the Distributor and/or its affiliates.)

Cambria Investment Management
Trustees and Officers
(Unaudited) (Concluded)

Name, Address, Age(4)	Position(s) Held with the Trust and Length of Time Served(5)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member
OFFICERS(6)
Syed Umar Ehtisham DOB: 1981	Chief Compliance Officer and Anti-Money Laundering Officer (Since 2014)
Director, Cipperman Compliance Services (2014-Present); Audit Manager, E*TRADE (2013-2014); Regulatory Issue Manager/Regulatory Change Manager, Vice President, Bank of America Merrill Lynch (2010-2012)
None
Mebane Faber DOB: 1977	Vice President (Since 2012)
Co-founder and Chief Investment Officer, Cambria Investment Management, L.P. (2006-present); Manager, Cambria Indices, LLC (2013 - present); Co-founder and Writer, Alphaclone (investing research website) (2008-present)
None
Peter Rodriguez(7) 1 Freedom Valley Drive Oaks, PA 19456 DOB: 1962	Principal Financial Officer (Since 2013)
Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997-2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006).
None

(4)	Unless otherwise noted, the business address of each officer is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo CA 90245.
(5)	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Trust Instrument.
(6)	Officers oversee 9 funds in the Cambria ETF Trust.
(7)	Certain officers and/or interested trustees of the Fund are also officers of the distributor, the advisor or the administrator.

Cambria Investment Management
Approval of Advisory Agreements & Board Considerations
April 30, 2015 (Unaudited)

Board Consideration of the Investment Advisory Agreements

Cambria Global Income and Currency Strategies ETF, Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Emerging Shareholder Yield ETF, Cambria Sovereign High Yield Bond ETF, Cambria Global Momentum ETF, Cambria Global Value ETF and Cambria Value and Momentum ETF

At the March 10, 2015 Board meeting, the Board, including the Independent Trustees, considered the approval of the investment advisory agreements between Cambria and the Trust pertaining to the Cambria Global Income and Currency Strategies ETF (“FXFX”), Cambria Shareholder Yield ETF (“SYLD”), Cambria Foreign Shareholder Yield ETF (“FYLD”), Cambria Emerging Shareholder Yield ETF (“EYLD”), Cambria Sovereign High Yield Bond ETF (“SOVB”), Cambria Global Momentum ETF (“GMOM”), Cambria Global Value ETF (“GVAL”) and Cambria Value and Momentum ETF (“VAMO”) (“Agreements”). In preparation for its deliberations, the Board requested and reviewed written responses from Cambria to a due diligence questionnaire circulated on the Board’s behalf.  During its deliberations, the Board received an oral presentation from Cambria, and was assisted by the advice of counsel.

In evaluating the Agreements, the Board reviewed information regarding Cambria’s personnel, operations and financial condition. In addition, the Board considered that the evaluation process with respect to Cambria is an ongoing one and, in this regard, the Board considers information at each regularly scheduled meeting including, among other things, information concerning performance and services provided by Cambria.  At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services provided by Cambria; (2) the costs of the services provided and profitability to Cambria with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable investors to share in the benefits of economies of scale; and (5) other benefits received by Cambria from its relationship with the Funds.

Nature, Quality and Extent of Services. The Board reviewed the nature, quality and extent of the overall services provided by Cambria to the Funds. In this connection, the Board considered the responsibilities of Cambria, recognizing that Cambria had invested significant time and effort in structuring the Trust and the Funds, obtaining the necessary exemptive relief from the Securities and Exchange Commission (“SEC”), arranging service providers, exploring various sales channels and assessing the appeal for each Fund’s investment strategy. In addition, the Board considered that Cambria is responsible for providing investment advisory services to the Funds, monitoring compliance with each Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services provided by Cambria in the oversight of the Trust’s distributor, administrator, transfer agent and custodian. In addition, the Board evaluated the integrity of Cambria’s personnel, the experience of the portfolio management team in managing assets, their experiences with Cambria’s services, and the adequacy of Cambria’s resources and financial condition. Based on their review and other considerations, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, quality and extent of the services provided by Cambria.

Performance. The Board noted that it considered the performance of the Funds throughout the year and reviewed each Fund’s performance for various periods. In this regard, among other things, the Board considered each Fund’s total returns compared to the total returns of a group of funds historically identified by Cambria as comparable (collectively, the Fund’s “peer group”) and an index by which to compare the Fund’s performance (“Benchmark”). The Board noted that: (1) SYLD outperformed its Benchmark, the S&P 500 Index, for the quarter and since-inception period, but underperformed its Benchmark for the one-year period; (2) SYLD had generally performed in line with the peer group for the periods provided; (3) FYLD underperformed its Benchmark, the MSCI EAFE, for the quarter, one-year and since-inception periods; (4) FYLD had generally underperformed its peer group for the periods provided; (5) GVAL underperformed its benchmark, the MSCI ACWI Index, for the quarter and since-inception periods; (6) GVAL had underperformed its peer group for the periods provided; (7) GMOM outperformed the custom benchmark that Cambria recommended for the Fund, the 60% S&P 500/40% 10-year U.S. Bonds Index, for the quarter and since-inception periods; and (8) GMOM had outperformed its peer group for the periods provided. The Board took into consideration Cambria’s representations regarding the performance of the Funds,

Cambria Investment Management
Approval of Advisory Agreements & Board Considerations
April 30, 2015 (Unaudited) (Continued)

including that: (1) the investment strategies of the Funds may cause them to underperform their benchmarks and/or peer groups during certain periods, but should benefit the Funds’ shareholders in the long term; and (2) the value-oriented nature of FYLD and GVAL’s investments caused them to underperform their benchmarks and peer groups during the relevant periods because the markets favored growth stocks during such periods. With respect to FYLD and GVAL, the Board also considered the quality of the index each Fund seeks to track and Cambria’s representation that each Fund’s tracking error was within the requirements of the SEC exemptive order on which Cambria and the Funds rely to operate as exchange-traded funds. The Board also considered each Fund’s portfolio turnover rate. Based on its review, the Board determined, in its reasonable business judgment, that engaging Cambria could benefit the Funds and their shareholders.

Comparative Fees and Expenses. The Board considered that Cambria charges a unitary advisory to the Funds. The Trustees noted that under the unitary fee structure proposed, Cambria, and not the Funds, is responsible for paying many of the expenses necessary to service the Funds, including those of other service providers. In considering the proposed advisory fees, the Board reviewed and considered the fees in light of the nature, quality and extent of the services provided by Cambria. Due to the unitary advisory fee charged by Cambria for the Funds, the Board considered how the Funds’ total expense ratios compared to their peer groups. The Board noted that: (1) SYLD’s total expense ratio was generally in line with that of its peer group; (2) FYLD’s total expense ratio was higher than that of its peer group; (3) GVAL’s total expense ratio was higher than that of its peer group; (4) GMOM’s total expense ratio was generally in line with that of its peer group; (5) the estimated total expense ratio of EYLD was higher than that of its peer group; (6) the estimated total expense ratio of VAMO was generally in line with that of its peer group; (7) the estimated total expense ratio of FXFX was generally in line with that of its peer group; and (8) the estimated total expense ratio of SOVB was higher than the median of its peer group. The Board considered Cambria’s representation that, in almost all cases, the peer groups’ advisory fee rates were equal to their gross expense ratios. The Board also considered Cambria’s representation that it would continue to monitor the Funds’ expense ratios as compared to those of their peer groups to seek to ensure that the Funds remain competitive. Based on these and other considerations, the Board, in the exercise of its reasonable business judgment, determined that the fees and expenses of the Funds are fair and reasonable.

Costs and Profitability. The Board then considered the profits realized by Cambria with respect to SYLD, FYLD, GVAL and GMOM and the estimated profits to be realized by Cambria with respect to EYLD, VAMO, FXFX and SOVB in connection with providing services to the Funds. With respect to EYLD, VAMO, FXFX and SOVB, the Board noted that it was difficult to estimate how profitable the Funds would be to Cambria as they had not yet commenced operations. The Board reviewed profit and loss information provided by Cambria with respect to the Funds. In this connection, the Board also noted Cambria’s representation of its long-term commitment to the success of the Funds and its proposal of a unitary fee structure under which it bore the risk if certain of the Funds’ expenses increased. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage the Funds and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses Cambria pays in accordance with the Agreements. Under the totality of the circumstances, the Board concluded in the exercise of its reasonable business judgment, that the profits realized with respect to SYLD, FYLD, GVAL and GMOM and the profits expected to be realized by Cambria with respect to EYLD, VAMO, FXFX and SOVB were not excessive.

Other Benefits. The Board then considered the extent to which Cambria derives ancillary benefits from the Funds’ operations. The Board also considered potential benefits to Cambria as a result of its ability to use the Funds’ assets to engage in soft dollar transactions. The Board noted that Cambria did not have any affiliates that would benefit from the Funds’ operations. Based on these and other considerations, the Board determined that other benefits to be realized by Cambria with respect to the Funds are not a material factor to be considered in connection with the proposed renewal of the Agreements.

Economies of Scale. The Board considered Cambria’s representation that the Funds were expected to achieve economies of scale as their assets grow larger, but that the Funds had just launched within the last two years; and, therefore, they had not achieved scale. The Board, thus, determined to monitor potential economies of scale at the Funds in the future but that, at present, they are not a material factor for the Board to consider.

Cambria Investment Management
Approval of Advisory Agreements & Board Considerations
April 30, 2015 (Unaudited) (Continued)

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Agreements, were fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred, and such other matters as the Board considered relevant.

Cambria Global Asset Allocation ETF

At the September 16, 2014 Board meeting, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement between Cambria and the Trust pertaining to the Cambria Global Asset Allocation ETF (“GAA”) (“Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from Cambria to a due diligence questionnaire circulated on the Board’s behalf. During its deliberations, the Board received an oral presentation from Cambria, and was assisted by the advice of counsel.

In evaluating the Agreement, the Board reviewed information regarding Cambria’s personnel, operations and financial condition. In addition, the Board considered that the evaluation process with respect to Cambria is an ongoing one and, in this regard, the Board considers information at each regularly scheduled meeting including, among other things, information concerning performance and services provided by Cambria. At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to GAA by Cambria; (2) the costs of the services to be provided and profitability to Cambria with respect to its relationship with GAA; (3) the advisory fee and total expense ratio of GAA compared to a relevant peer group of funds; (4) the extent to which economies of scale would be realized as GAA grows and whether the advisory fee would enable GAA investors to share in the benefits of economies of scale; and (5) other benefits received by Cambria from its relationship with GAA.

Nature, Quality and Extent of Services. The Board reviewed the nature, quality and extent of the overall services to be provided by Cambria to GAA. In this connection, the Board considered the responsibilities of Cambria, recognizing that Cambria had invested significant time and effort in structuring the Trust and GAA, obtaining the necessary exemptive relief from the SEC and arranging service providers for GAA. In addition, the Board considered that, going forward, Cambria would be responsible for providing investment advisory services to GAA, monitoring compliance with GAA’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services to be provided by Cambria in the oversight of the Trust's administrator, transfer agent and custodian. In addition, the Board evaluated the integrity of Cambria’s personnel, the experience of the portfolio management team in managing assets, their experiences with Cambria’s services to other series of the Trust, and the adequacy of Cambria’s resources. Based on their review and other considerations, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of the services to be provided by Cambria.

Performance. The Board noted that, as GAA had not yet commenced investment operations, it had no investment performance. The Board noted, however, that Cambria had been relatively successful in advising other exchange-traded funds, including other series of the Trust, using different quantitative investment strategies. The Board further noted that Cambria had performed extensive research on the strategy underlying GAA. Based on its review, the Board determined, in its business judgment, that engaging Cambria could benefit the GAA and its shareholders.

Comparative Fees and Expenses. The Board considered that Cambria proposed charging a unitary advisory fee of zero to GAA. The Trustees noted that under the unitary fee structure proposed, Cambria, and not GAA, would be responsible for paying many of the expenses necessary to service GAA, including those of other service providers, even though Cambria would not receive an advisory fee. The Board further noted that, this would be true even if GAA’s expenses increased. In considering the proposed advisory fee, the Board reviewed and considered the fee in light of the nature, quality and extent of the services expected to be provided by Cambria. With respect to the proposed advisory fee and estimated total expense ratio for GAA, the Board considered how the proposed fee and expense ratio compared to the advisory fees and expense

Cambria Investment Management
Approval of Advisory Agreements & Board Considerations
April 30, 2015 (Unaudited) (Continued)

ratios of ETFs with comparable strategies. The Board noted that the proposed advisory fee and expected total expenses were lower than other ETFs with comparable strategies. Based on these and other considerations, the Board, in the exercise of its reasonable business judgment, determined that the fees and expenses of GAA would be fair and reasonable.

Costs and Profitability. The Board then considered the estimated profits to be realized by Cambria in connection with providing services to GAA, including as a result of GAA’s investment in other ETFs sponsored and advised by Cambria. The Board noted that since GAA was expected not to pay an advisory fee and GAA had not yet launched, it was difficult to estimate how profitable it would be to Cambria. The Board, however, reviewed estimated profit and loss information provided by Cambria with respect to GAA, which assumed various levels of investment by GAA in other Cambria ETFs. In this connection, the Board also noted Cambria's representation of its long-term commitment to the success of GAA and its proposal of a unitary fee structure under which it bore the risk if certain of GAA’s expenses increased. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage GAA and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses Cambria would pay in accordance with the Investment Advisory Agreement. Under the totality of the circumstances, the Board concluded in the exercise of its reasonable business judgment that the current estimated profits to be realized by Cambria with respect to GAA were not expected to be excessive.

Other Benefits. The Board then considered the extent to which Cambria would derive ancillary benefits from GAA’s operations. For example, the Board considered the degree to which Cambria may receive compensation based upon GAA’s investment in other ETFs sponsored and advised by Cambria. The Board also considered potential benefits to Cambria as a result of its ability to use GAA’s assets to engage in soft dollar transactions. The Board noted that Cambria did not have any affiliates that would benefit from GAA’s operations because the license fee for GAA’s index would be paid by Cambria and GAA would not reimburse Cambria for that fee. Based on these and other considerations, the Board determined that other benefits to be realized by Cambria with respect to GAA would not be excessive in light of the nature, extent and quality of the services to be provided.

Economies of Scale. The Board noted that GAA had not yet launched. As such, the Board did not consider whether it had achieved or would achieve economies of scale. The Board considered that, as its assets grow larger, it could monitor for potential economies of scale.

Conclusion. In approving the Investment Advisory Agreement, the Board concluded that its terms are fair and reasonable and that approval of the Investment Advisory Agreement is in the best interests of GAA and its shareholders. In reaching this determination, the Board considered that Cambria could be expected to provide a high level of service to GAA; that its fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Cambria by virtue of its relationship to GAA was reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to GAA.

Cambria Global Momentum ETF

At the December 10, 2013 Board meeting, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement between Cambria and the Trust pertaining to the Cambria Global Momentum ETF (“GMOM”) (“Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from Cambria to a due diligence questionnaire circulated on the Board’s behalf. During its deliberations, the Board received an oral presentation from Cambria, and was assisted by the advice of counsel.

In evaluating the Agreement, the Board reviewed information regarding Cambria’s personnel, operations and financial condition. In addition, the Board considered that the evaluation process with respect to Cambria is an ongoing one and, in this regard, the Board considers information at each regularly scheduled meeting including, among other things, information concerning performance and services provided by Cambria. At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to GMOM by Cambria; (2) the costs of the services to be provided and profitability to Cambria with respect to its relationship with GMOM; (3) the advisory fee and total expense ratio

Cambria Investment Management
Approval of Advisory Agreements & Board Considerations
April 30, 2015 (Unaudited) (Continued)

of GMOM compared to a relevant peer group of funds; (4) the extent to which economies of scale would be realized as GMOM grows and whether the advisory fee would enable GMOM investors to share in the benefits of economies of scale; and (5) other benefits received by Cambria from its relationship with GMOM.

Nature, Quality and Extent of Services. The Board reviewed the nature, quality and extent of the overall services to be provided by Cambria to GMOM. In this connection, the Board considered the responsibilities of Cambria, recognizing that Cambria had invested significant time and effort in structuring the Trust and GMOM, obtaining the necessary exemptive relief from the Securities and Exchange Commission (“SEC”) and arranging service providers for GMOM. In addition, the Board considered that, going forward, Cambria would be responsible for providing investment advisory services to GMOM, monitoring compliance with GMOM's objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services to be provided by Cambria in the oversight of the Trust's administrator, transfer agent and custodian. In addition, the Board evaluated the integrity of Cambria’s personnel, the experience of the portfolio management team in managing assets, their experiences with Cambria’s services to other series of the Trust, and the adequacy of Cambria’s resources. Based on their review and other considerations, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature and quality of the services to be provided by Cambria.

Performance. The Board noted that, as GMOM had not yet commenced investment operations, it had no investment performance. The Board also noted that Cambria had been successful in advising other exchange-traded funds, including other series of the Trust, using different investment strategies. The Board noted that Cambria has performed extensive research on the strategies underlying GMOM. Based on its review, the Board determined, in its business judgment, that engaging Cambria could benefit GMOM and its shareholders.

Comparative Fees and Expenses. In considering the proposed advisory fees, the Board reviewed and considered the fees in light of the nature, quality and extent of the services expected to be provided by Cambria. With respect to the proposed advisory fee and estimated expense ratio for GMOM, the Board also considered the proposed fee and expense ratio versus the fees and expenses charged to ETFs with comparable strategies. The Board noted that there were few ETFs using similar strategies and, thus, it was difficult to compare GMOM’s proposed management fee and estimated expenses with the fees and expenses of comparable funds. The Board noted, however, that the proposed expense ratio was lower than other ETFs with comparable strategies.

The Board also considered that Cambria had proposed charging a unitary advisory fee to GMOM. The Trustees noted that under the unitary fee structure Cambria, and not GMOM, would be responsible for paying almost all of the expenses necessary to service GMOM, including those of other service providers, and that Cambria would bear the risk of these expenses increasing. In this respect, they noted that GMOM was not expected to incur additional expenses besides the unitary advisory fee, and reviewed GMOM’s anticipated expense ratios. Based on these and other considerations, the Board, in the exercise of its reasonable business judgment, determined that the fees and expenses of GMOM would be fair and reasonable.

Costs and Profitability. The Board then considered the estimated profits to be realized by Cambria in connection with providing services to GMOM. The Board noted that since GMOM had yet launched, it was difficult to estimate how profitable it would be to Cambria. The Board, however, reviewed estimated profit and loss information provided by Cambria with respect to GMOM. In this connection, the Board also noted Cambria's representation of its long-term commitment to the success of GMOM and its proposal of a unitary fee structure under which it bore the risk if GMOM expenses increased. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage GMOM and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses Cambria would pay in accordance with the Investment Advisory Agreement. Under the totality of the circumstances, the Board concluded in the exercise of its reasonable business judgment that the current estimated profits to be realized by Cambria with respect to GMOM would not be excessive in view of the nature, extent and quality of the services to be provided.

Cambria Investment Management
Approval of Advisory Agreements & Board Considerations
April 30, 2015 (Unaudited) (Concluded)

Other Benefits. The Board then considered the extent to which Cambria might derive ancillary benefits from GMOM operations. For example, Cambria may engage in soft dollar transactions in the future, although it did not currently plan to do so. The Board also noted that Cambria did not have any affiliates that might benefit from GMOM operations. Based on these and other considerations, the Board determined that other benefits were not a material factor to consider in approving the Investment Advisory Agreements.

Economies of Scale. The Board also considered whether economies of scale would be realized by GMOM as its assets grow larger, including the extent to which this is reflected in the level of fees to be charged. The Board noted that the proposed advisory fee for GMOM does not include breakpoints, but that it was premature - before the commencement of investment operations - to evaluate potential economies of scale. Based on these and other considerations, including that GMOM was newly organized, the Board generally concluded that it would monitor for potential economies of scale in the future if GMOM grows.

Conclusion. In approving the Investment Advisory Agreements, the Board concluded that its terms are fair and reasonable and that approval of the Investment Advisory Agreements is in the best interests of GMOM and its shareholders. In reaching this determination, the Board considered that Cambria could be expected to provide a high level of service to GMOM; that its fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Cambria by virtue of its relationship to GMOM was reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to GMOM.

Cambria Investment Management
Notice to Shareholders
April 30, 2015 (Unaudited)

For shareholders that do not have an April 30, 2015, tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2015, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
Cambria Shareholder Yield ETF	3.58%	96.42%	100.00%	73.79%	74.29%	0.00%	2.95%	100.00%	N/A
Cambria Foreign Shareholder Yield ETF	0.00%	100.00%	100.00%	0.00%	98.08%	0.00%	0.00%	0.00%	9.02%
Cambria Global Value ETF	0.00%	100.00%	100.00%	0.00%	97.24%	0.00%	0.00%	100.00%	18.13%
Cambria Global Momentum ETF	0.00%	100.00%	100.00%	17.74%	37.59%	14.13%	13.29%	0.00%	N/A
Cambria Global Asset Allocation ETF	0.00%	100.00%	100.00%	6.27%	11.80%	8.11%	6.02%	0.00%	N/A

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended April 30, 2015. The Cambria Foreign Shareholder Yield ETF, and the Cambria Global Value ETF expect to pass through $305,598 and $303,103 respectively, as foreign tax credits on Form 1099-DIV for the year ending December 31, 2015 which shareholders of these portfolios will receive in late January 2016. In addition, for the year ended April 30 2015, gross foreign source income amounted to $3,439,490 and $2,517,605 respectively, and will be reported on Form 1099-DIV for the year ending December 31, 2015, which shareholders of these portfolios will receive in late January 2016.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending April 30, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Cambria Investment Management
Supplemental Information
(Unaudited)

Net asset value, or “NAV”, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing open-end investment company. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. As a result shareholders may pay more for Fund shares than their net asset value and receive less than net asset value when they sell Fund shares. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The NAV of a Fund may also be impacted by the accrual of deferred taxes. The Market Price of a Fund generally fluctuates in response to changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of a NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. The data presented represents past performance and cannot be used to predict future results.

	Market Price One Year Total Return	Market Price Cumulative Inception Date Total Return	Market Price, End of Period
Cambria Shareholder Yield ETF	9.88%	—	$31.54
Cambria Foreign Shareholder Yield ETF	(7.73)	—	23.70
Cambria Global Value ETF	(14.03)	—	21.77
Cambria Global Momentum ETF	—	2.72%	25.34
Cambria Global Asset Allocation ETF	—	2.61	25.44

Cambria Shareholder Yield ETF
Premium/Discount Analysis
Inception Date 5/13/13
Analysis Period 05/13/13-04/30/15

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	1	0.20%
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	—	—
	-0.50%	136	27.5%
Sold at Par	0.00%	—	—
	0.50%	536	72.21%
	1.00%	—	—
	1.50%	—	—
	2.00%	—	—
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Investment Management
Supplemental Information
(Unaudited) (Continued)

Cambria Foreign Shareholder Yield ETF
Premium/Discount Analysis
Inception Date 12/2/13
Analysis Period 12/2/13-04/30/15

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	1	0.28%
	-1.50%	12	3.36%
	-1.00%	15	4.20%
	-0.50%	84	23.53%
Sold at Par	0.00%	—	—
	0.50%	155	43.42%
	1.00%	78	21.85%
	1.50%	11	3.08%
	2.00%	1	0.28%
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Global Value ETF
Premium/Discount Analysis
Inception Date 3/11/14
Analysis Period 3/11/14-04/30/15

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	—	—
	-1.50%	1	0.34%
	-1.00%	9	3.10%
	-0.50%	44	15.17%
Sold at Par	0.00%	—	—
	0.50%	143	49.31%
	1.00%	80	27.59%
	1.50%	10	3.45%
	2.00%	3	1.03%
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Investment Management
Supplemental Information
(Unaudited) (Concluded)

Cambria Global Momentum ETF
Premium/Discount Analysis
Inception Date 11/03/14
Analysis Period 11/03/14-04/30/15

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	—	—
	-0.50%	33	26.83%
Sold at Par	0.00%	—	—
	0.50%	90	73.17%
	1.00%	—	—
	1.50%	—	—
	2.00%	—	—
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Global Asset Allocation ETF
Premium/Discount Analysis
Inception Date 12/09/14
Analysis Period 12/09/14-04/30/15

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	—	—
	-0.50%	12	12.24%
Sold at Par	0.00%	—	—
	0.50%	86	87.76%
	1.00%	—	—
	1.50%	—	—
	2.00%	—	—
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

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Investment Adviser:

Cambria Investment Management, L.P.
2321 Rosecrans Avenue
Suite 3225
El Segundo, CA 90245

Distributor:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:

K&L Gates LLP
1601 K Street, NW
Washington, District of Columbia 20006

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus.

CIM-AR-001-0200

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Dennis G. Schmal is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (PwC) related to the Registrant.

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2015 and 2014, respectively, as follows:

		Fiscal 2015			Fiscal 2014
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$80,000	N/A	N/A	$48,000	N/A	N/A
(b)	Audit-Related Fees	$—	$—	$—	$—	$—	$—
(c)	Tax Fees	$—	$—	$—	$13,500	$—	$—
(d)	All Other Fees	$—	$—	$—	$—	$—	$—

(e)(1)  The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

(e)(2)  Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2015	Fiscal 2014
Audit-Related Fees	—%	—%
Tax Fees	—%	—%
All Other Fees	—%	—%

(f)             Not Applicable.

(g)            The aggregate non-audit fees and services billed by PwC for the fiscal year 2014 were $13,500.

(h)            During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed hereto.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cambria ETF Trust

By (Signature and Title)	/s/ Eric Richardson
Eric Richardson, President

Dated: August 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Eric Richardson
Eric Richardson, President

Dated: August 20, 2015

By	/s/ Peter Rodriguez
Peter Rodriguez, Principal Financial Officer

Dated: August 20, 2015